Exhibit 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                          Reporting Period: August 2000

                            MONTHLY OPERATING REPORT

----------------------------------------------------------------------------------------------------------------
                                                                          Form          Document     Explanation
REQUIRED DOCUMENTS                                                         No           Attached      Attached
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                             MOR-1                X
----------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                                 MOR-1 (CONT)         X
----------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                                X
----------------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                            X
----------------------------------------------------------------------------------------------------------------
Statement of Operations                                               MOR-2                X
----------------------------------------------------------------------------------------------------------------
Balance Sheet                                                         MOR-3                X
----------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                         MOR-4
----------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                               X
----------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                      X
----------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                                 MOR-4
----------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                         X
----------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                            MOR-5                N/A
----------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                                  MOR-5                X
----------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                                 9/18/00
--------------------------------------                   --------------
Signature of Debtor                                           Date


/s/ Catherine V. Merlino CFO                                 9/18/00
--------------------------------------                   --------------
Signature of Authorized Individual                            Date


/s/ Catherine V. Merlino CFO                                 9/18/00
--------------------------------------                   --------------
Printed Name of Authorized Individual                         Date

Case Number 00-32578(NLW)

                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule at Cash Receipts and Disbursements
                        August 1, 2000 - August 31, 2000

                                            ---------------------------------------------------------------------------------
                                                                               Bank Accounts
                                            ---------------------------------------------------------------------------------
                                                 (1)          Payroll       Payroll    Multi-family    Real Estate    Rental
                                              Operating         Boca        Fort Lee   Sales-Escrow        Tax        Agency
                                            ---------------------------------------------------------------------------------
Cash 8/1/00                                   1,993,217         2,587         3,564       834,984        93,012       22,826
                                            =================================================================================

Cash Receipts:

Transfer to/from DIP accounts
Transfers (from DIP accounts)                   336,000       200,000       324,000
Management fees                                  79,581
Bookkeeping fees                                 53,750
General Partner fees                            131,750
Sterling National Bank            (2)
Vendor refunds & expense reimbursments           12,118                                                                2,184
Notes, loans & other receivables                214,619
Interest income
Construction funding reimbursements
Return of earnest money
Lucinai Contribution                                                                       32,500
Multi-family Sales                                                                         65,000
Interest income-Bankruptcy                        3,530                                     1,786           182           46
                                            ---------------------------------------------------------------------------------

Total Receipts                                  831,348       200,000       324,000        99,296           182        2,230

Cash Disbursements

Net Payroll and related taxes and expenses                   (201,639)     (301,088)
Insurance                                       (87,286)
Administrative                                 (168,054)
Taxes                                           (30,900)
Other (see attached schedule)                   (48,003)
Transfers (to DIP accounts)                    (860,000)
Restructuring Costs                              (9,750)
US Trustee Quarterly Fees
                                            ---------------------------------------------------------------------------------

Total Cash Disbursements                     (1,203,993)     (201,639)     (301,088)            0             0            0
                                            ---------------------------------------------------------------------------------

Net Cash Flow                                  (372,645)       (1,639)       22,912        99,286           182        2,230
                                            ---------------------------------------------------------------------------------

Cash August 31, 2000                          1,620,572           948        26,476       934,270        93,194       25,056
                                            =================================================================================

                                            ---------------------------

                                              Current      Cumulative
                                              Period     filing to date
                                              Actual         Actual
                                            ---------------------------
Cash 8/1/00                                  2,950,190     2,998,777
                                            ===========================

Cash Receipts:

Transfer to/from DIP accounts                        0             0
Transfers (from DIP accounts)                  860,000     5,077,174
Management fees                                 79,581       319,611
Bookkeeping fees                                53,750       303,750
General Partner fees                           131,750       719,000
Sterling National Bank            (2)                0        (5,981)
Vendor refunds & expense reimbursments          14,302       265,805
Notes, loans & other receivables               214,619     1,267,557
Interest income                                      0        69,603
Construction funding reimbursements                  0        73,376
Return of earnest money                              0        23,739
Lucinai Contribution                            32,500       261,557
Multi-family Sales                              65,000       899,405
Interest income-Bankruptcy                       5,544        26,311
                                            ---------------------------

Total Receipts                               1,457,046     9,300,907

Cash Disbursements

Net Payroll and related taxes and expenses    (502,727)   (2,273,660)
Insurance                                      (87,286)     (328,850)
Administrative                                (168,054)     (841,695)
Taxes                                          (30,900)     (127,293)
Other (see attached schedule)                  (48,003)     (846,460)
Transfers (to DIP accounts)                   (860,000)   (5,077,174)
Restructuring Costs                             (9,750)      (92,786)
US Trustee Quarterly Fees                            0       (11,250)
                                            ---------------------------

Total Cash Disbursements                    (1,706,720)   (9,599,168)
                                            ---------------------------

Net Cash Flow                                 (249,674)     (298,261)
                                            ---------------------------

Cash August 31, 2000                         2,700,516     2,700,516
                                            ===========================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                                 Total
                                                             Disbursements
                                                             -------------

Total Disbursements                                             1,706,720
Less Transfers to Debtor in Possession accounts                  (860,000)
Plus: Estate Disbursements made by Outside sources                      0
                                                              -----------
                                                                  846,720
                                                              ===========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
August 1, 2000 - August 31, 2000

Disbursements-Other

Property Funding-operations              22,800.00 (1)
Property Funding-utilities               25,203.00 (2)
                                        ----------

                                         48,003.00
                                        ==========

(1) Amount represents total advanced by debtor to a wholly-owned entity.
(2) Amount represents total payments, some of which were advances, made to utility companies on behalf of senior living properties previously managed by the debtor.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
AUGUST 31, 2000

Beginning Balance @08/01/00                                      1,856,899.41

Add: Cash Receipts                                                 522,076.78
Less: Cash Disbursements                                          (860,000.00)
                                                                -------------

Book Balance @08/31/00                                           1,518,976.19

Less: Deposits in Transit-Redeposit of
  Return Item @8/31                                                   (243.44)
Add: Outstanding Checks-                                                 0.00
                                                                -------------

Bank Balance @08/31/00                                           1,518,732.75
                                                                =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
AUGUST 31, 2000

                                                                                                          Bank
                                                                              GCL                      Statement
                                                                        -----------------------------------------
Chang-Hill Top Postdate                                         8/1           200.00         8/1          200.00
Conerstone Management                                           8/2        26,731.29         8/2       26,731.29
Cash Flow Distributions-HUD                                     8/2        26,579.41         8/2       26,579.41
Management Fees                                                 8/4        79,581.07         8/4       79,581.07
Supervisory Fees                                                8/4        62,500.00         8/4       62,500.00
Bookkeeping Fees                                                8/4        53,750.00         8/4       53,750.00
GP Fees                                                         8/4        69,250.00         8/4       69,250.00
Seward/Albuquerque                                              8/4         4,730.60         8/7        4,730.60
Wire-Return Earnest Money Salt Lake City                        8/9        69,000.00         8/9       69,000.00
Reimburse Fed Ex-Estate of B.Rodin                             8/10            96.88        8/11           96.88
Postdates @8/15/00                                             8/15           642.50        8/16          642.50
Reimburse Fed Ex-Donovan                                       8/15            10.50        8/16           10.50
Cash Flow Surplus                                              8/17        50,356.51        8/17       50,356.51
Country Estate Distriub-Return @8/24 Redeposit @8/28           8/18         2,702.87        8/18        2,702.87
Reimburse Fed Ex-Boca                                          8/21        10,983.14        8/21       10,983.14
Refund Fed Ex-Boca                                             8/21         1,026.63        8/21        1,026.63
KC III-Close Ins Escrow Acct                                   8/21           251.94        8/21          251.94
Homestead-Cash Flow                                            8/21         1,049.74        8/22        1,049.74
KC III-Close Acct                                              8/21           340.98        8/22          340.98
E.White-Return Overpayment Overland                            8/22         5,000.00        8/23        5,000.00
Monk/Ewing Postdate                                            8/29         1,500.00        8/30        1,500.00
Cash Flow Surplus                                              8/29         2,262.48        8/30        2,262.48
Batchelor Receivables                                          8/30        50,000.00        8/31       50,000.00
Interest Income                                                8/31         3,530.24        8/31        3,530.24
Return-Carrollton Fed Ex Reimburse @8/21 Redeposit @9/00                                    8/28         (243.44)
                                                                         -----------                 -----------

                                                                          522,076.78                  521,833.34
                                                                         ===========                 ===========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
AUGUST 31, 2000

             Vendor                                                          Check
Check No      Name                         Reference                          Date          Amount
----------------------------------------------------------------------------------------------------
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/02/00      186,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/07/00       51,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/11/00       25,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/16/00      151,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/16/00       22,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/17/00       72,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/18/00       30,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/29/00      187,000.00
Debit      Grand Court        Transfer to Chase Business Checking Acct.     08/30/00      136,000.00
                                                                                         -----------

                                                                                          860,000.00
                                                                                         ===========

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
AUGUST 31, 2000

Beginning Balance @08/01/00                                   136,316.99

Add: Cash Receipts                                            860,000.00
Less: Cash Disbursements                                     (894,722.22)
                                                             -----------

Book Balance @08/31/00                                        101,594.77

Less: Deposits and transit                                          0.00
Add: Outstanding Checks                                        79,951.76
                                                             -----------

Bank Balance @08/31/00                                        181,546.53
                                                             ===========

GRAND COURT LIFESTYLES, INC.
CHASE CHECKING ACCOUNT
CASH RECEIPTS
AUGUST 31, 2000

 Deposit                                                                Deposit
  Date                      Description                                 Amount
--------------------------------------------------------------------------------

08/03/00       Transfer from Chase money market acct.                 186,000.00
08/08/00       Transfer from Chase money market acct.                  51,000.00
08/14/00       Transfer from Chase money market acct.                  25,000.00
08/16/00       Transfer from Chase money market acct.                 151,000.00
08/17/00       Transfer from Chase rental agency acct.                 22,000.00
08/18/00       Transfer from Chase money market acct.                  72,000.00
08/21/00       Transfer from Chase money market acct.                  30,000.00
08/30/00       Transfer from Chase money market acct.                 187,000.00
08/31/00       Transfer from Chase money market acct.                 136,000.00
                                                                     -----------
                                                                      860,000.00
                                                                     ===========

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\100GCLPR.WK4
--------------------------------------------------------------------------------
Bank Atlantic-Boca Payroll
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        2000
--------------------------------------------------------------------------------
                                                                       August
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                     2,588.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR - PER G/L
--------------------------------------------------------------------------------
                                                 WT fm Chase          66,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase          66,000.00
--------------------------------------------------------------------------------
                                                 WT fm Chase          68,000.00
--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                          8/3/00            (64,413.68)
--------------------------------------------------------------------------------
                                                   8/17/00           (63,860.44)
--------------------------------------------------------------------------------
                                                   8/31/00           (66,227.75)
--------------------------------------------------------------------------------
401-k transfer                                     8/3/00             (1,779.12)
--------------------------------------------------------------------------------
401-k transfer                                     8/17/00            (1,782.03)
--------------------------------------------------------------------------------
401-k transfer                                     8/31/00            (1,782.03)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Payroll taxes
--------------------------------------------------------------------------------
Garnishments                                       8/3/00               (300.00)
--------------------------------------------------------------------------------
Garnishments                                       8/17/00              (300.00)
--------------------------------------------------------------------------------
Garnishments                                       8/31/00              (300.00)
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month          2396                (815.82)
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
CD-S/C                                                                   (77.71)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                          949.47
                                                                    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------
                                                    2505               1,470.12
--------------------------------------------------------------------------------
                                                8/31 payroll          66,227.75
--------------------------------------------------------------------------------
                                              8/18 garnishment           300.00
--------------------------------------------------------------------------------
                                              8/31 garnishment           300.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      68,297.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          69,247.34
                                                                    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    69,247.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\100GCLPR.WK4
--------------------------------------------------------------------------------
Grand Court Ft Lee Payroll Corp                                           2000
--------------------------------------------------------------------------------
                                                                         August
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                     3,464.58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------
CD-S/C                                                                   (20.27)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                        3,444.31
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                           0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                           3,444.31
                                                                      =========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                     3,444.31
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          (0.00)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GRAND COURT LIFESTYLES, INC.
--------------------------------------------------------------------------------
PAYROLL BANK RECONCILIATION
--------------------------------------------------------------------------------
S:\USERS\CM\100GCLPR.WK4
--------------------------------------------------------------------------------
                                                                        Aug
--------------------------------------------------------------------------------
                                                                        2000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL BEGINNING                                                       100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CR -  PER G/L                                        WT fm Chase     120,000,00
--------------------------------------------------------------------------------
                                                     WT fm Chase      85,000.00
--------------------------------------------------------------------------------
                                                     WT fm Chase     119,000.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CD-PAYROLL-per ADP sheets                            8/4/00          (58,091.22)
--------------------------------------------------------------------------------
                                                     8/17/00         (34,676.70)
--------------------------------------------------------------------------------
                                                     8/31/00         (58,571.02)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Health insurance                                     ck#1222          (3,831.76)
--------------------------------------------------------------------------------
                                                     ck#1223          (1,324.12)
--------------------------------------------------------------------------------
Payroll taxes                                        8/2/00          (30,276.42)
--------------------------------------------------------------------------------
Payroll taxes                                        8/2/00          (28,380.82)
--------------------------------------------------------------------------------
Payroll taxes                                        8/17/00         (27,781.46)
--------------------------------------------------------------------------------
Payroll taxes                                        8/17/00         (20,773.16)
--------------------------------------------------------------------------------
Payroll taxes                                        8/31/00         (28,492.78)
--------------------------------------------------------------------------------
Payroll taxes                                        8/31/00         (27,302.67)
--------------------------------------------------------------------------------
Garnishments                                         ck#1218          (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                         ck#1219          (1,311.50)
--------------------------------------------------------------------------------
Garnishments                                         ck#1220          (1,311.50)
--------------------------------------------------------------------------------
Other CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-included in prior month CD
--------------------------------------------------------------------------------
Manual check-not included in ADP
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided cks per ADP included in prior month
--------------------------------------------------------------------------------
Voided checks not yet in ADP                         ck#2988          22,874.70
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
Voided checks not yet in ADP
--------------------------------------------------------------------------------
safety deposit box                                                      (174.30)
--------------------------------------------------------------------------------
Other-ADP charges                                    8/11/00             (98.80)
--------------------------------------------------------------------------------
Other-ADP charges                                    8/11/00             (58.20)
--------------------------------------------------------------------------------
Other-ADP charges                                    8/25/00            (114.63)
--------------------------------------------------------------------------------
Other-ADP charges                                    8/25/00             (59.90)
--------------------------------------------------------------------------------
Other-ADP charges
--------------------------------------------------------------------------------
CD-S/C
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOOK BAL ENDING                                                       23,033.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIT:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
O/S:                                                 ck#2982           2,898.17
--------------------------------------------------------------------------------
                                                     ck#2983           1,036.94
--------------------------------------------------------------------------------
                                                     ck#2987           6,694.71
--------------------------------------------------------------------------------
                                                     ck#2990           1,286.00
--------------------------------------------------------------------------------
                                                     ck#2991           4,812.91
--------------------------------------------------------------------------------
                                                     ck#2993           1,952.11
--------------------------------------------------------------------------------
                                                     ck#2994           1,931.35
--------------------------------------------------------------------------------
                                                     ck#1220           1,311.50
--------------------------------------------------------------------------------
                                                     ck#1222           3,831.76
--------------------------------------------------------------------------------
                                                     ck#1223           1,324.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Outstanding Checks                                              27,079.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK BALANCE                                                          50,112.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Per Bank Statement                                                    50,112.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          (0.00)
--------------------------------------------------------------------------------

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
AUGUST 31, 2000

Beginning Balance @08/01/00                                   834,983.57

Add: Cash Receipts                                             99,286.33
Less: Cash Disbursements                                            0.00
                                                             -----------

Book Balance @08/31/00                                        934,269.90

Less: Deposits in Transit                                           0.00
Add: Outstanding Checks                                             0.00
                                                             -----------

Bank Balance @08/31/00                                        934,269.90
                                                             ===========

GRAND COURT LIFESTYLES, INC.
MULTI-FAMILY MONEY MARKET
CASH RECEIPTS
AUGUST 31, 2000

Deposit                                                              Deposit
  Date                     Description                                Amount
--------------------------------------------------------------------------------
08/03/00    Western Park                                            97,500.00
08/31/00    Interest Income                                          1,786.33
                                                                   ----------

                                                                    99,286.33
                                                                   ==========

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
AUGUST 31, 2000

Beginning Balance @08/01/00                                            93,012.55

Add: Cash Receipts                                                        181.86
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @08/31/00                                                 93,194.41

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @08/31/00                                                 93,194.41
                                                                       =========

GRAND COURT LIFESTYLES, INC.
CHASE REAL ESTATE ESCROW
CASH RECEIPTS
AUGUST 31, 2000

   Deposit                                                             Deposit
    Date                        Description                             Amount
--------------------------------------------------------------------------------

  08/31/00            Interest Income Credit                           181.86
                                                                       ------

                                                                       181.86
                                                                       ======

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
NC 312-8396952-65
AUGUST 31, 2000

Beginning Balance @08/01/00                                            22,825.91

Add: Cash Receipts                                                      2,229.61
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @08/31/00                                                 25,055.52

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @08/31/00                                                 25,055.52
                                                                       =========

GRAND COURT LIFESTYLES, INC.
CHASE RENTAL AGENCY ESCROW ACCOUNT
CASH RECEIPTS
AUGUST 31, 2000

   Deposit                                                           Deposit
    Date                        Description                           Amount
--------------------------------------------------------------------------------

  08/22/00            Refund Vendor-San Angelo                       2,184.00
  08/31/00            Interest Income Credit                            45.61
                                                                     --------

                                                                     2,229.61
                                                                     ========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                        August 1, 2000 - August 31, 2000

                                                                 Cumulative Filing
                                                        8/31/00       to Date
                                                    ------------------------------
Revenues:

Management Fee Income                                    210,750        1,087,820
General Partner Fees                                      31,250          149,895
Interest Income                                          928,826        5,244,278
Deferred Profit Earned                                    22,425          283,749

                                                    ------------------------------

Total Revenues                                         1,193,251        6,765,742

Administrative Expenses:

Travel                                                     4,646           28,189
Telephone                                                 17,767           89,855
Federal Express                                            5,922           20,298
Postage                                                    1,719           24,706
Office Supplies & Expense                                  2,836           48,070
Outside Storage                                            2,543            8,758
Miscellaneous                                             81,000           33,135
ADP                                                          346            3,191
Legal & Accounting                                           300           27,367
Licenses & Filing Fees                                     4,659           13,886
Recruitment                                                2,202            8,787
Printing                                                      48            7,612
Caton Expenses                                            12,217           67,264
Rent                                                      62,380          307,484
Computer Equipment Maintenance                            30,368           69,147
Insurance                                                 81,748          218,614
Equipment Leases                                           5,784           33,187
Office Salaries and expenses                             506,044        2,151,986
Directors Fees                                                 0            6,000
Interest                                                     181           22,979
Corporate Taxes                                           30,900           52,900
Amortization                                              20,328          108,197
                                                    ------------------------------

Total Administrative Expenses                            873,938        3,351,612
                                                    ------------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)                 4,416,494       17,891,235
                                                    ------------------------------

Total Expenses                                         5,290,432       21,242,847
                                                    ------------------------------

Net Loss Before Reorganization Expenses               (4,097,181)     (14,477,105)
                                                    ------------------------------

Restructuring Expenses:
Administrative fees                                      (12,363)         (91,366)
Professional fees                                       (138,000)        (497,000)
US Trustee Quarterly Fees                                      0          (11,250)
Interest Eamed on Accumulated Cash from, Chapter 11        5,544           26,312
                                                    ------------------------------

Total Reorganization Expenses                           (144,819)        (573,304)
                                                    ------------------------------

Net Income (Loss)                                     (4,242,000)     (15,050,409)
                                                    ==============================

(1) Net loss due to loss of properties for the month of August represents:

Write-off of a multi-family receivable relating to a property whose
mortgage is in default                                                            2,690,241

Write-off of a receivable relating to a senior living property whose
mortgage is in default                                                            1,304,800

Write-off of the debtors investment in three senior living properties
whose mortgages went into default                                                   488,637

As offset by:

Final proceeds from the sale of a multi-family property                             (65,000)

Vendor reimbursement related to a Capstone property                                  (2,184)
                                                                                 ----------

                                                                                  4,416,494
                                                                                 ==========

There are three additional multi-family properties that may be lost through foreclosure in the near future. The partnerships which own these properties are is in the process of attempting to sell these properties but is unable to determine whether such sales will occur or at what price.

There are eleven additional senior living properties that are currently in default of their mortgages.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                 August 31, 2000

                                                   Book Value       Book Value
                                                   at end of        on Petition
                                                     Month             Date
                                                --------------------------------
Assets:

Cash                                                 2,700,516        2,998,777
Notes & Receivables                                211,605,368      227,986,234
Investments                                         15,611,093       16,099,729
Construction in Progress                               715,940          739,486
Furniture & Equipment-net                              609,199        4,658,158
Other Assets                                        18,078,161       18,526,143
                                                --------------------------------

Total Assets                                       249,320,277      271,008,527
                                                ================================
Liabilities Not Subject to Compromise:

Accounts Payable                                       403,599          549,781
Professional Fees                                      512,000               --
                                                --------------------------------

Total Post-Petition Liabilities                        915,599          549,781
                                                --------------------------------

Deferred Income                                     63,583,491       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       106,104,581      106,385,512
Priority Debt                                          224,084          486,635
Unsecured Debt                                      84,001,389       84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                     190,330,054      191,069,397
                                                --------------------------------
Stockholders Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,190,813)     (57,190,813)
Net (loss) for period                              (22,266,831)      (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (5,508,867)       9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity           249,320,277      271,008,527
                                                ================================

                           Case Number: 00-32578(NLW)
                        Reporting Period: Month of August
                          Status of Postpetition Taxes
                                 Fort Lee office

                                   Beginning        Amount                                                              Ending
                                      Tax          Withheld          Amount      Date           Check No                 Tax
                                   Liability      or Accrued          Paid       Paid            or EFT                Liability
                                ------------------------------------------------------------------------------------------------
Federal

Withholding                            684            43,644          43,644 8/4,8/18,8/31     see attached                 684
FICA-Employee                          329             7,552           7,552 8/4,8/18,8/31     see attached                 329
FICA-Employer                          329             7,552           7,552 8/4,8/18,8/31     see attached                 329
Unemployment                             0                                                     see attached                   0
Income                                   0                                                                                    0
Other:                                   0                                                                                    0
                                ------------------------------------------------------------------------------------------------
    Total Federal Taxes              1,341            58,749          58,749             0                0               1,341
                                ------------------------------------------------------------------------------------------------
State & Local

Withholding                              0            19,369          19,369 8/4,8/18,8/31     see attached                   0
Sales                                    0
Excise                                   0
Unemployment                             0               234             234 8/4,8/18,8/31     see attached                   0
Real Property                            0
Personal Property                        0
Other                                    0
                                ------------------------------------------------------------------------------------------------
    Total State & Local                  0            19,603          19,603             0                0                   0
                                ------------------------------------------------------------------------------------------------

Total Taxes                          1,341            78,352          78,352             0                0               1,341
                                ================================================================================================

                           Case Number: 00-32578(NLW)
                        Reporting Period: Month of August
                          Status of Postpetition Taxes
                                   Boca Office

                                   Beginning        Amount                                                              Ending
                                      Tax          Withheld          Amount      Date           Check No                 Tax
                                   Liability      or Accrued          Paid       Paid            or EFT                Liability
                                ------------------------------------------------------------------------------------------------
Federal

Withholding                           (1,145)          53,711         53,711 8/4,8/18,8/31     see attached              (1,145)
FICA-Employee                              0           15,065         15,065 8/4,8/18,8/31                                    0
FICA-Employer                           (296)          15,065         15,065 8/4,8/18,8/31                                 (296)
Unemployment                                              250            250                                                  0
Income                                     0                                                                                  0
Other:                                     0                                                                                  0
                                ------------------------------------------------------------------------------------------------
   Total Federal Taxes                (1,441)          84,090         84,090             0                0              (1,441)
                                ------------------------------------------------------------------------------------------------
State & Local

Withholding
Sales
Excise
Unemployment                                              565            565 8/4,8/18 8/31
Real Property
Personal Property
Other
                                ------------------------------------------------------------------------------------------------
   Total State & Local                     0              565            565             0                0                   0
                                ------------------------------------------------------------------------------------------------

Total Taxes                           (1,441)          84,655         84,655             0                0              (1,441)
                                ================================================================================================

Case Number:00-32578(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                          Reporting period: August 2000

                                                                 Number of Days Past Due
                                Current     0-30        31-60       61-90      Over 90      Total
                             ---------------------------------------------------------------------
Accounts Payable                           37,787       3,790        495       21,190       63,262
Accrued expenses                 60,049                                        19,806       79,855
Taxes Payable                    24,014                                         1,341       25,355
Other                           206,497    10,627       3,617      2,650       11,736      235,127
                             ---------------------------------------------------------------------

Total Post Petition Debts       290,560    48,414       7,407      3,145       54,073      403,599
                             =====================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 08/31/00
C:\123R5W\WORK\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                            27,445.59

Add:                                                                        0.00
Less:                                                                       0.00
                                                                       ---------

Accounts Payable Balance Per G/L @08/31/00                             27,445.59
                                                                       =========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 08/31/00
C:\123R5W\WORK\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                            35,816.04

Add:                                                                        0.00
Less:                                                                       0.00
                                                                       ---------

Accounts Payable Balance per G/L @08/31/00                             35,816.04
                                                                       =========

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number O0-32578(NLW)
                         Reporting Period - August 2000

Debtor Questionaire                                                                      Yes          No

-----------------------------------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the normal course of
      business this reporting period? If yes, provide an explanation below.               X
-----------------------------------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
      below.                                                                                          X
-----------------------------------------------------------------------------------------------------------
3     Have all postpetition tax returns been timely filed? If no, provide an
      explanation below.                                                                  X
-----------------------------------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other necessary insurance
      coverages in effect? If no, provide an explanation below.                           X
-----------------------------------------------------------------------------------------------------------

Explanation to question 1:

Write-off of a multi-family receivable relating to a property whose mortgage is in default.

Write-off of a senior-living receivable relating to a property whose mortgage is in default.

Write-off of the debtor's investment in three senior living properties whose mortgages went into default.